Income taxes - Schedule of The significant components of the Company's net deferred income taxes (Details) - OHB Pediatrics Ltd [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets:
Net operating losses	$ 2,819	$ 89
IPR&D capitalized expenses	1,000	0
Other	13	0
Total deferred tax assets	3,832	89
Valuation allowance	3,832	89
Total deferred tax assets, net of valuation allowance	$ 0	$ 0